 Exhibit 99.1

ARAX Holdings Showcases Next-Generation Core Token Smart Contract Platform

FOR IMMEDIATE RELEASE

ARAX Holdings Corp. (“ARAX” or the “Company”), a pioneer in decentralized infrastructure and blockchain-based enterprise solutions, is proud to announce the official preview of its Core Token Smart Contract Platform, a no-code, compliance-native, with the support of CIP standards tokenization system purpose-built for real-world assets (RWAs). The platform is set to go live in the coming weeks on the Core Blockchain (XCB) mainnet.

The Core Token Platform was introduced in Core Chronicles #8RWA Mini Series, Episode 2, a video walkthrough which is now publicly available here:

Watch the Walkthrough https://youtu.be/v1dB5KaGF40?si=Bvl5U2OhuaKLX_Nw

This enterprise-grade system provides the end-to-end infrastructure required to onboard, tokenize, govern, and trade verified real-world assets — all while maintaining strict regulatory and identity compliance through integration with CorePass and liquidity access via Ping Exchange.

Key Capabilities Previewed in the Platform Demonstration Include:

●	Asset Onboarding & Digital Product Passports (DPPs): Including certificates, custody records, and attestation hashes stored on-chain.
●	CBC-20, CBC-721 Token Engineering: With custom supply, rights, restrictions, vesting, freeze/burn functions, and investor eligibility rules.
●	CorePass Integration: Enforcing KYC/KYB/KYT, geographic rules, sanctions screening, and wallet binding to identity.
●	Listing Preparation for Ping Exchange: Native routing for primary issuance and future secondary market liquidity.
●	Lifecycle & Compliance Controls: Audit-ready tracking of transfers, inventory reconciliation, and corporate actions.
●	Automated Binding: Token is binded to the product as customers obtain it.
●	Originality Verification: Product Passports enable secure proof of authenticity by linking each item to its verified origin, preventing counterfeits and ensuring trusted provenance across the supply chain.

Strategic Role Within the ARAX BaaP Ecosystem:

The Core Tokenizer is now formally integrated as part of the foundational layer of the ARAX Blockchain-as-a-Platform (BaaP) Ecosystem. This alignment facilitates a seamless bridge between tokenized assets and enterprise-grade operational infrastructure, ensuring compliance, scalability, and efficiency. The Tokenizer supports sectoral deployments in trade and supply chain finance, commodity trade platforms, OTC markets, smart cities, ESG compliance.

Tokenisation of data exchange is becoming an integral part of everyday life in transactions, inventory reconciliation, and corporate actions.

As more businesses adopt tokenization, the need for a secure and efficient automated binding process becomes crucial. The Core Tokenizer plays a strategic role in simplifying this process by automatically binding tokens to products as customers obtain them. This not only ensures accuracy but also eliminates the risk of manual errors.

In addition to its role in automated binding, the Core Tokenizer also plays a critical part in maintaining the integrity of tokenized assets within the ARAX BaaP Ecosystem. With its integration into the foundational layer, it provides

Token Lifecycle Automation:

By leveraging Ylem smart contracts, its libraries and CIP standards, the platform enables the full automation of real-world asset management and compliance monitoring. It supports custodial management, vesting schedules, mint and burn mechanisms, and custom investor rules, making it suitable for regulated environments.

Digital Provenance and Data Integrity:

Each tokenized asset is enriched with a Digital Product Passport (DPP), linking origin data, regulatory certifications, and audit trails. This framework enhances transparency, supply chain traceability, and ESG reporting capabilities across industries.

Ecosystem Interoperability:

The Tokenizer connects with the ARAX BaaP Ecosystem and its integrated components like CorePass and Lunaº Mesh.

Governance & Compliance Innovation:

Each asset class can be governed through Decentralized Autonomous Organizations (DAOs), with built-in support for global compliance standards (AML6, GDPR, FATF, etc.) via CorePass.

Target Use Cases Include:

●	Tokenized Commodities (e.g., copper, diesel, carbon credits, REC's). First pilot projects in development

●	Real Estate and Fractional Equity. First pilot project in discussion

●	Luxury Goods with provenance. First pilot project already implemented and currently being tested

●	Consulting hours and service-based instruments

●	Trade and supply chain finance and tokenized invoices. First pilot project in discussion

Status and Timeline

The platform is currently in pre-release staging, undergoing refinement through pilot projects. General availability is expected in the coming weeks, with integrations into Shopify and DevNet already functional.

Smart Contract Preview Addresses:

●	Example Contract 1
https://devin.blockindex.net/address/ab906bb39296614f0f8629b6235b146ef576530fd16e

●	Example Contract 2
https://devin.blockindex.net/address/ab93db75ca85c0da1757f7feba9993a870dc0798c25a

●	Example Contract 3
https://devin.blockindex.net/address/ab69e939452343effcc1882c1b06f702210e2e03241f

Token Register

A simple and unified way for projects to onboard their tokens and connect seamlessly across the entire ecosystem. It enables effortless integration, ensuring every token can be easily discovered, verified, and utilized within the broader network.

Statement from Leadership:

“The Core Tokenizer is not just another copy-paste token factory — this is enterprise-grade, compliance-first tokenization infrastructure. With CorePass Enterprize Services Platform integrated into the ARAX BaaP Ecosystem, the Ping Exchange provides native liquidity, delivering a one-click path from verified asset to tradable digital instrument,” said Ockert Loubser, COO of ARAX, CEO of CoDeTech and Co-Founder of Core Blockchain.

Forward-Looking Statements

This report contains forward-looking statements regarding product timelines, performance, and market readiness. Actual results may differ due to technological, regulatory, or market factors. ARAX assumes no obligation to update any forward-looking statements.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

Certain statements contained in this report may be construed as "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995 (the “Act”). All statements that are not historical facts are “forward-looking statements.” The words "estimate," "project," "intends," "expects," "anticipates," "believes" and similar expressions are intended to identify forward-looking statements. Such forward-looking statements are made based on management's beliefs, as well as assumptions made by, and information currently available to, management pursuant to the "safe harbor" provisions of the Act. These statements are subject to certain risks and uncertainties that may cause actual results to differ materially from those projected on the basis of these statements. Investors should consider this cautionary statement and furthermore, no assurance can be made that the transaction described in this Report will be consummated. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date made. The Company also undertakes no obligation to disclose any revision to these forward-looking statements to reflect events or circumstances after the date made or to reflect the occurrence of unanticipated events.

Investor@arax.cc
Arax Holdings Corp

For media inquiries or further information, please contact:

Media Contact Name
ARAX Holdings Corp.
Email: contact@arax.cc
Website: https://arax.cc

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

Certain statements contained in this press release may be construed as "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995 (the "Act"). All statements that are not historical facts are "forward-looking statements." The words "estimate," "project," "intends," "expects," "anticipates," "believes," and similar expressions are intended to identify forward-looking statements. Such forward-looking statements are made based on management's beliefs, as well as assumptions made by, and information currently available to, management pursuant to the "safe harbor" provisions of the Act. These statements are subject to certain risks and uncertainties that may cause actual results to differ materially from those projected on the basis of these statements.

Investors should consider this cautionary statement, and furthermore, no assurance can be made that the transaction described in this report will be consummated. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date made. The Company also undertakes no obligation to disclose any revision to these forward-looking statements to reflect events or circumstances after the date made or to reflect the occurrence of unanticipated events.

About ARAX Holdings Corp.
ARAX Holdings Corp. is a global leader in Blockchain as a Platform (BaaP) solutions, specializing in decentralized finance (DeFi), asset tokenization, ESG compliance, and enterprise blockchain integrations. Through its Core Blockchain, digital identity partnerships, Totams ERP & Asset Management Platform, and Lunaº Mesh technology, ARAX is redefining the future of digital asset management and decentralized trade finance.